Exhibit 99.1

                     Access Announces Q2 Results

    RESTON, Va.--(BUSINESS WIRE)--July 29, 2004--Access National Corporation (NASDAQ:ANCX) reported its operating results today for the quarter ended June 30, 2004.
    As of June 30, 2004, total assets were $343 million, a 16% increase over the prior year. Loans held for investment grew 76% over 2003 to $247 million in 2004 while deposits grew more modestly at 4% over the prior year.
    Net income for the second quarter of 2004 was $1.0 million compared to $1.1 million in 2003, a decline of 9.7%. This modest decline came as the increased interest rate environment contributed towards a 40% year to date drop in mortgage origination volume. The reduced profitability resulting from the smaller mortgage volume was made up by core growth in the commercial bank. Growth in the core bank and the associated earnings stream was driven by a 76% increase in the portfolio of Loans Held for Investment.
    Primary earnings per share declined 12.5% to $0.28 for the quarter ended June 30, 2004 from $0.32 for the same period of 2003. The more pronounced decrease in EPS over corporate earnings was due to the issuance of 473,253 shares of common stock during the quarter that contributed $3.1 million of equity.
    Net interest income increased to $2.88 million for the second quarter 2004, an increase of 25.5% over the $2.29 million in 2004. Non-interest income declined 31% percent in 2004 over the same period in 2003 while non-interest expense declined 20%.
    Complete summaries of the unaudited financial results are attached.



Access National Corporation serves as the holding company for:

    --  Access National Bank                    703-871-2100

    --  Access National Mortgage Corporation    703-448-5900

    --  Access National Leasing Corporation     703-871-2100


    This press release contains "forward-looking statements" within the meaning of the federal securities laws. These statements may be identified as "may", "could", "expect", "believe", anticipate", "intend", "plan" or variations thereof. These forward-looking statements may contain information related to those matters such as the Company's intent, belief, or expectation with respect to matters such as financial performance. Such statements are necessarily based on assumptions and estimates and are inherently subject to a variety of risks and uncertainties concerning the Company's operations and business environment, which are difficult to predict and beyond control of the company. Such risks and uncertainties could cause the actual results of the Company to differ materially from those matters expressed or implied in such forward-looking statements. For an explanation of certain risks and uncertainties associated with forward-looking statements, please refer to then Company's Annual Report on Form 10-K and other SEC filings.



                     Access National Corporation
                       Selected Financial Data
                (in thousands, except for share data)


                                          June 30,   June 30,  Percent
At period end (unaudited)                   2004       2003     Change
----------------------------------------------------------------------

Assets                                   $ 343,519  $ 295,720      16%
Average assets (LTM)                       294,289    230,656      28%
Loans held for investment                  247,424    140,759      76%
Loans held for sale                         42,548    110,407     -61%
Mortgage loan originations                 388,526    653,697     -41%
Investment securities                       22,896     11,649      97%
Earning assets                             333,731    284,611      17%
Deposits                                   247,949    238,838       4%
Stockholders' equity                        24,278     18,165      34%
Average stockholders equity (LTM)           20,130     17,947      12%
Net income this period                       1,550      2,121     -27%
Net income (LTM)                             1,983      1,571      26%
Common shares outstanding                3,950,613  3,484,500      13%
Book value                               $    6.15  $    5.21      18%

Basic earnings per share (average) -
 3,556,236 shares and 3,505,750 shares,
 respectively                            $    0.44  $    0.60     -27%
Diluted earnings per share - 4,465,392
 shares and 4,299,218 shares,
 respectively                            $    0.35  $    0.49     -29%
Return on average assets (LTM)                1.05%      1.84%    -43%
Return on average equity (LTM)               15.40%     23.63%    -35%
Allowance for loan losses                $   2,944  $   2,430      21%
Allowance for loan losses / Loans held
 for investment                               1.19%      1.73%    -31%
Non-performing assets                    $   1,528  $     198     672%
Non-performing assets to loans                0.62%      0.14%    339%
Net charge-offs to average loans              0.00%      0.00%      0%

(LTM - last twelve months)



                         Access National Corporation
                          Consolidated Balance Sheet

                                                 June       December
                                               30, 2004     31, 2003
(in thousands)                                 (unaudited)
--------------------------------------------------------------------------------

ASSETS
 Cash and due from banks                            $12,550    $5,808
 Interest bearing balances                            8,312       286
 Federal funds sold                                       -         -
 Securities available for sale, at fair value        22,896    23,178
 Loans held for sale                                 42,548    29,756
 Loans held for investment
    Net of allowance for loan losses of $2,944
    And $2,565 respectively                         244,480   186,755
 Premises and equipment                               8,375     7,993
 Other assets                                         4,358     3,303
                                                 ----------- ---------
     Total assets                                  $343,519  $257,079
                                                 =========== =========

LIABILITIES AND SHAREHOLDERS' EQUITY

LIABILITIES
 Non-interest bearing deposits                      $91,083   $60,219
 Savings and Interest bearing deposits               44,369    28,528
 Time Deposits                                      112,496   109,436
                                                 ----------- ---------
     Total deposits                                $247,948  $198,183
 Short-Term Borrowings                              $29,575   $11,056
 Long-Term Borrowings                                29,107    14,965
 Trust Preferred Debt                                10,000    10,000
 Other liabilities and accrued expenses               2,611     3,120
 Commitments and contingent liabilities                   -         -
                                                 ----------- ---------
     Total Liabilities                             $319,241  $237,324
                                                 =========== =========

SHAREHOLDERS' EQUITY
 Common stock $1.67 par value; 30,000,000            $6,586    $5,796
    authorized, 3,950,613 shares issued
    and outstanding
 Surplus                                              9,222     6,856
 Accumulated other comprehensive income                 (96)       88
 Retained earnings                                    8,566     7,015
                                                 ----------- ---------
   Total shareholders' equity                       $24,278   $19,755
                                                 ----------- ---------

                                                 ----------- ---------
   Total liabilities and shareholders' equity      $343,519  $257,079
                                                 =========== =========

                     Access National Corporation
                 Consolidated Statement of Operations

                                      Three
                                      Months   Six Months  Six Months
                                      Ended       Ended    Ended
                                     6/30/04     6/30/04   6/30/03
(in thousands except for per share
 data)                             (unaudited) (unaudited) (unaudited)
----------------------------------------------------------------------

INTEREST INCOME
 Interest and fees on loans            $4,098      $7,481      $6,561
 Interest on federal funds sold &
  bank balances                            16          30          54
 Interest on securities                   187         388         210
                                  ------------------------------------
       Total interest income           $4,301      $7,899      $6,826

INTEREST EXPENSE
 Interest on deposits                    $970      $1,829      $2,034
 Interest on other borrowings             449         771         399
                                  ------------------------------------
       Total interest expense          $1,419      $2,600      $2,433
                                  ------------------------------------
       Net interest income             $2,881      $5,299      $4,393

Provision for loan losses                 204         379         382
                                  ------------------------------------
Net interest income after
 provision for loan losses             $2,677      $4,920      $4,011

NON-INTEREST INCOME
 Service charges and fees                 $47        $106        $124
 Fees on Loans Held For Sale            4,709       9,046      14,034
 Other Income                           2,024       3,889       3,758
                                  ------------------------------------
       Total non-interest income       $6,780     $13,041     $17,916

NON-INTEREST EXPENSE
 Salaries and benefits                 $4,659      $9,357     $10,562
 Occupancy and equipment                  664       1,192         893
 Other operating expense                2,613       5,021       6,889
                                  ------------------------------------
       Total non-interest expense      $7,936     $15,570     $18,344
Income before income tax               $1,521      $2,391      $3,584

Income tax expense                        513         841       1,463
                                  ------------------------------------
Net
 income                                $1,008      $1,550      $2,121
                                  ====================================


Basic Earnings per common share         $0.28       $0.44       $0.60
Weighted  average common shares
 outstanding                        3,635,111   3,556,236   3,505,750
Diluted earnings per common share       $0.23       $0.35       $0.49
Weighted  average common shares
 outstanding                        4,415,593   4,465,392   4,299,218



                     Access National Corporation
                 Consolidated Statement of Operations


                                  Three Months  Six Months  Six Months
                                      Ended       Ended       Ended
(in thousands except for per         6/30/04     6/30/04     6/30/03
 share data)                       (unaudited) (unaudited) (unaudited)
----------------------------------------------------------------------

INTEREST INCOME
  Interest and fees on loans      $     4,098  $    7,481  $    6,561
  Interest on federal funds sold
   & bank balances                         16          30          54
  Interest on securities                  187         388         210
                                  ------------------------------------
    Total interest income         $     4,301  $    7,899  $    6,826

INTEREST EXPENSE
  Interest on deposits            $       970  $    1,829  $    2,034
  Interest on other borrowings            449         771         399
                                  ------------------------------------
    Total interest expense        $     1,419  $    2,600  $    2,433
                                  ------------------------------------
    Net interest income           $     2,881  $    5,299  $    4,393

Provision for loan losses                 204         379         382
                                  ------------------------------------
Net interest income after
 provision for loan losses        $     2,677  $    4,920  $    4,011

NON-INTEREST INCOME
  Service charges and fees        $        47  $      106  $      124
  Fees on Loans Held For Sale           4,709       9,046      14,034
  Other Income                          2,024       3,889       3,758
                                  ------------------------------------
    Total non-interest income     $     6,780  $   13,041  $   17,916

NON-INTEREST EXPENSE
  Salaries and benefits           $     4,659  $    9,357  $   10,562
  Occupancy and equipment                 664       1,192         893
  Other operating expense               2,613       5,021       6,889
                                  ------------------------------------
    Total non-interest expense    $     7,936  $   15,570  $   18,344
Income before income tax          $     1,521  $    2,391  $    3,584

Income tax expense                        513         841       1,463
                                  ------------------------------------
Net income                        $     1,008  $    1,550  $    2,121
                                  ====================================


Basic Earnings per common share $ 0.28 $ 0.44 $ 0.60 Weighted average common shares
 outstanding                        3,635,111   3,556,236   3,505,750
Diluted earnings per common share $ 0.23 $ 0.35 $ 0.49 Weighted average common shares
 outstanding                        4,415,593   4,465,392   4,299,218




    CONTACT: Access National Corporation
             Michael Clarke, 703-871-2100